                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-44782

         PROSPECTUS
         FEBRUARY 6, 1998, AS REVISED
         JULY 30, 1998

         Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") is an open-end diversified management investment company whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by equally allocating its assets among three separate groupings of various types of fixed income securities. Up to one-third of the securities in which the Fund may invest will include securities rated Baa/BBB or lower. (See "Investment Objective and Policies.")


         The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")


         This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 6, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


                Morgan Stanley Dean Witter
                 Diversified Income Trust
                Two World Trade Center
                New York, New York 10048
                (212) 392-2550 or
                (800) 869-NEWS (toll-free)

         TABLE OF CONTENTS


Prospectus Summary/ 2

Summary of Fund Expenses/ 5

Financial Highlights/ 7

The Fund and its Management/ 10

Investment Objectives and Policies/ 10

 Risk Considerations/ 17

Investment Restrictions/ 26

Purchase of Fund Shares/ 27

Shareholder Services/ 38

Redemptions and Repurchases/ 41

Dividends, Distributions and Taxes/ 42

Performance Information/ 44

Additional Information/ 44

Appendix--Ratings of Investments/ 46



Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



  MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC.,
     DISTRIBUTOR

PROSPECTUS SUMMARY
-------------------------------------------------------------------------------
The             The Fund is organized as a Massachusetts business trust, and is
Fund            an open-end diversified Fund management investment company which allocates an equal portion of its total assets among three groupings of fixed-income securities.

-------------------------------------------------------------------------------
Shares          Shares of beneficial interest with $0.01 par value (see page
Offered         44). The Fund offers four Classes of shares, each with a
                different combination of sales charges, ongoing fees and other features (see pages 27-37).

-------------------------------------------------------------------------------
Minimum         The minimum initial investment for each Class is $1,000 ($100
Purchase        if the account is opened through EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley
                Dean Witter Advisors Inc. serves as investment manager ("Morgan
                Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 27).

-------------------------------------------------------------------------------
Investment      A high level of current income; total return (income plus
Objectives      capital appreciation) is a secondary objective.

-------------------------------------------------------------------------------
Investment      A balanced allocation of assets consisting of approximately
Policies        one-third of the Fund's assets invested equally in each of the following categories: 1. high quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, issued or guaranteed by foreign governments, or issued by foreign or U.S. companies which include bank instruments, commercial paper, loan participation interests and certain indexed securities, which have remaining maturities at the time of purchase of not more than three years; 2. high quality fixed rate and adjustable rate mortgage-backed securities and asset-backed securities, U.S. Treasury securities and U.S. Government Agency securities; and 3. high yield, high risk fixed-income securities, primarily rated
                Baa/BBB or lower, and non-rated securities of comparable quality (see pages 10-25).

-------------------------------------------------------------------------------
Investment      Morgan Stanley Dean Witter Advisors Inc., the Investment
Manager         Manager of the Fund, and its wholly-owned subsidiary, Morgan
                Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $115.2 billion at June 30, 1998
                (see page 10).

-------------------------------------------------------------------------------
Management      The Investment Manager receives a monthly fee at the annual
Fee             rate of 0.40% of daily net assets (see page 10).

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Distributor     Morgan Stanley Dean Witter Distributors Inc. (the
and             "Distributor"). The Fund has adopted a distribution plan
Distribution    pursuant to Rule 12b-1 under the Investment Company Act (the
Fee             "12b-1 Plan") with respect to the distribution fees paid by the
                Class A, Class B and Class C shares of the Fund to the
                Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines.
                The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 27 and 36).

-------------------------------------------------------------------------------
Alternative     Four classes of shares are offered:
Purchase
Arrangements    o Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge
                ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                Reimbursement may in no event exceed an amount equal to payments at an annual rate of up to 0.25% of average daily net assets of the Class (see pages 27, 30 and 36).

                o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.85% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 27, 33 and 36).

                o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of up to 0.85% of average daily net assets of the Class (see pages 27, 35 and 36).

                o Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 27, 35 and 36).
-------------------------------------------------------------------------------

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Dividends and   Dividends from net investment income are declared and paid
Capital Gains   monthly. Capital gains distributions, if any, are paid at least
Distributions   once a year or are retained for reinvestment by the Fund.
                Dividends and capital gains distributions paid on shares of a Class are automatically invested in additional shares of the same class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                (see pages 38 and 42).

-------------------------------------------------------------------------------
Redemption      Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares.
                An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 41).

-------------------------------------------------------------------------------
Risk            The value of the Fund's portfolio securities, and therefore the
Considerations  net asset value of the Fund's Considerations shares, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in net asset value, while a drop in interest rates will result in an increase in net asset value. Mortgage-backed securities are subject to prepayments or refinancings of the mortgage pools underlying such securities which may have an impact upon the yield and the net asset value of the Fund's shares. Asset-backed securities involve risks resulting mainly from the fact that such securities do not usually contain the complete benefit of a security interest in the related collateral. Certain of the high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than the higher rated lower yielding fixed-income securities. The foreign securities and markets in which the Fund will invest pose different and generally greater risks than those risks customarily associated with domestic securities and markets including fluctuations in foreign currency exchange rates, foreign tax rates and foreign securities exchange controls. The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a when-issued and delayed delivery basis and may utilize certain investment techniques including options and futures for hedging purposes all of which involve certain special risks (see pages 17 through 25).


-------------------------------------------------------------------------------
The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended October 31, 1997.




                                                             Class A         Class B         Class C         Class D
                                                             --------        --------        --------        --------
Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ...........................     4.25%(1)        None            None            None
Sales Charge Imposed on Dividend Reinvestments ...........     None            None            None            None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption
 proceeds) ...............................................     None(2)         5.00%(3)        1.00%(4)        None
Redemption Fees ..........................................     None            None            None            None
Exchange Fee .............................................     None            None            None            None

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees ..........................................     0.40%           0.40%           0.40%           0.40%
12b-1 Fees (5) (6) .......................................     0.25%           0.85%           0.85%           None
Other Expenses ...........................................     0.15%           0.15%           0.15%           0.15%
Total Fund Operating Expenses (7) ........................     0.80%           1.40%           1.40%           0.55%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 0.85% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

--------------------------------------------------------------------------------

Examples                                                            1 year     3 years     5 years     10 years
--------                                                           --------   ---------   ---------    ---------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................      $50        $67         $85         $137
  Class B ......................................................      $64        $74         $97         $168
  Class C  .....................................................      $24        $44         $77         $168
  Class D ......................................................      $ 6        $18         $31         $ 69

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................      $50        $67         $85         $137
  Class B ......................................................      $14        $44         $77         $168
  Class C  .....................................................      $14        $44         $77         $168
  Class D ......................................................      $ 6        $18         $31         $ 69

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."


     Long-term shareholders of Class B and Class C may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                                   For the Year Ended October 31
                                             -------------------------------------------------------------------------
                                                1997**++        1996          1995          1994            1993
                                             ------------- ------------- ------------- -------------- ----------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......   $   9.78      $   9.62      $   9.37       $   10.20      $  10.01
                                               --------      --------      --------        --------      --------
Net investment income ......................       0.74          0.78          0.77            0.74          0.77
Net realized and unrealized gain (loss).....      (0.15)         0.10          0.20           (0.80)         0.20
                                               --------      --------      --------        --------      --------
Total from investment operations ...........       0.59          0.88          0.97           (0.06)         0.97
                                               --------      --------      --------        --------      --------
Less dividends and distributions from:
 Net investment income .....................      (0.91)        (0.72)        (0.72)          (0.64)        (0.73)
 Net realized gain .........................         --            --            --           (0.01)        (0.05)
 Paid-in-capital ...........................         --            --            --           (0.12)           --
                                               --------      --------      --------        --------      --------
Total dividends and distributions ..........      (0.91)        (0.72)        (0.72)          (0.77)        (0.78)
                                               --------      --------      --------        --------      --------
Net asset value, end of period .............   $   9.46      $   9.78      $   9.62        $   9.37      $  10.20
                                               ========      ========      ========        ========      ========
TOTAL INVESTMENT RETURN+ ...................       6.46%         9.49%        10.76%          (0.69)%       10.00%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...................................       1.40%         1.42%         1.44%           1.51 %        1.58%(4)
Net investment income ......................       7.90%         8.38%         8.30%           7.91 %        7.92%(4)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....   $915,899      $745,581      $542,544        $407,038      $167,137
Portfolio turnover rate ....................        104%           82%           87%             60 %         117%



                                                 For the Period
                                                 April 9, 1992*
                                                     through
                                                   October 31,
                                                      1992
                                             ----------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......     $     10.00
                                                 -----------
Net investment income ......................            0.37
Net realized and unrealized gain (loss).....              --
                                                 -----------
Total from investment operations ...........            0.37
                                                 -----------
Less dividends and distributions from:
 Net investment income .....................           (0.36)
 Net realized gain .........................              --
 Paid-in-capital ...........................              --
                                                 -----------
Total dividends and distributions ..........           (0.36)
                                                 -----------
Net asset value, end of period .............     $     10.01
                                                 ===========
TOTAL INVESTMENT RETURN+ ...................            3.73%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...................................            0.85%(2)(3)
Net investment income ......................            7.86%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....     $    55,297
Portfolio turnover rate ....................              37%(1)

----------
 *  Commencement of operations.

 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 2.08% and 6.63%, respectively.

(4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.66% and 7.84%, respectively.

--------------------------------------------------------------------------------

                                                       For the Period
                                                       July 28, 1997*
                                                          through
                                                     October 31, 1997++
                                                    -------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $   9.40
                                                         --------
Net investment income .............................          0.22
Net realized and unrealized gain ..................          0.04
                                                         --------
Total from investment operations ..................          0.26
                                                         --------
Less dividends from net investment income .........         (0.20)
                                                         --------
Net asset value, end of period ....................      $   9.46
                                                         ========
TOTAL INVESTMENT RETURN+ ..........................          2.74%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          0.85%(2)
Net investment income .............................          8.98%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $  4,933
Portfolio turnover rate ...........................           104%
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $   9.40
                                                         --------
Net investment income .............................          0.20
Net realized and unrealized gain ..................          0.04
                                                         --------
Total from investment operations ..................          0.24
                                                         --------
Less dividends from net investment income .........         (0.19)
                                                         --------
Net asset value, end of period ....................      $   9.45
                                                         ========
TOTAL INVESTMENT RETURN+ ..........................          2.52%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.44%(2)
Net investment income .............................          8.17%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $  3,773
Portfolio turnover rate ...........................           104%


----------
 *   The date shares were first issued.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

-------------------------------------------------------------------------------

                                                       For the Period
                                                       July 28, 1997*
                                                          through
                                                     October 31, 1997++
                                                    -------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $   9.40
                                                         --------
Net investment income .............................          0.23
Net realized and unrealized gain ..................          0.02
                                                         --------
Total from investment operations ..................          0.25
                                                         --------
Less dividends from net investment income .........         (0.20)
                                                         --------
Net asset value, end of period ....................      $   9.45
                                                         ========
TOTAL INVESTMENT RETURN+ ..........................          2.69%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          0.59%(2)
Net investment income .............................          9.26%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $     99
Portfolio turnover rate ...........................           104%


----------
 *   The date the shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

THE FUND AND ITS MANAGEMENT
-------------------------------------------------------------------------------

       Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") (formerly named Dean Witter Diversified Income Trust) is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on December 20, 1991.

       Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

       MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of approximately $110.8 billion as of June 30, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

       The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.


       The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


       As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.40% to the Fund's net assets determined as of the close of each business day. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.40% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

       The primary investment objective of the Fund is to provide a high level of current income. As a secondary objective the Fund seeks to maximize total return but only to the extent consistent with its primary objective. The investment objectives of the Fund are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objectives will be achieved.

       The Fund will seek to achieve its investment objectives by investing at least 65% of its total assets in fixed-income securities and by equally allocating, under normal circumstances, an approximately one-third portion of its total assets among three separate groupings of various types of fixed-income securities. The Investment Manager will adjust the Fund's assets not less than quarterly to reflect any changes in the relative values of the securities in each grouping so that following the adjustment the value of the Fund's investments in each grouping will be equal to the extent practicable.

       The three groupings in which the Fund will invest its total assets are as follows:

       1. High quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including zero coupon securities) or high quality fixed income securities issued or guaranteed by a foreign government or supranational organization or any of their political subdivisions, authorities, agencies or instrumentalities or fixed income securities issued by a corporation, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality; in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Investment Manager to be of high creditworthiness; commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's; and in loan participation interests having a remaining term not exceeding one year in loans extended by banks to such companies. Certain foreign securities purchased by the Fund will not have received ratings by a recognized U.S. rating agency. In such cases the Investment Manager will review the issuers of such securities with respect to the quality of their management, balance sheet and financial ratios, cash flows and earnings to establish that the securities purchased by the Fund are of a comparable quality to issuers receiving high quality ratings by a recognized U.S. rating agency. All of the securities described above will have remaining maturities, at the time of purchase, of not more than three years.

       The Investment Manager will actively manage the Fund's assets in this grouping in accordance with a global market strategy (see "Investment Objective and Policies--Portfolio Management," in the Prospectus). Consistent with such a strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Manager will adjust the Fund's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the Fund's assets among various markets, the Investment Manager will assess the relative yield and anticipated direction of interest rates in particular markets, the level of inflation, liquidity and financial soundness of each market, and the general market and economic conditions existing in each market as well as the relationship of currencies of various countries to the U.S. dollar and to each other. In its evaluations, the Investment Manager will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources.

       A portion of the Fund's investments in securities of U.S. issuers are likely to be in commercial paper, bankers acceptances and other short-term debt instruments issued by U.S. corporations. However, at times during which there exists large-scale political or economic uncertainty, the Fund is likely to increase its investments in U.S. Government securities (including zero coupon securities). In such cases, the securities which the Fund is most likely to purchase are U.S. Treasury bills and U.S. Treasury notes with remaining maturities of under three years, both of which are direct obligations of the U.S. Government. The Fund may also purchase securi-ties issued by various agencies and instrumentalities of the U.S. Government. These will include obligations backed by the full faith and credit of the United States (such as those issued by the Government National Mortgage Association); obligations whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury (such as those issued by the Federal National Mortgage Association); and obligations backed by the credit of the issuing agency or instrumentality (such as those issued by the Federal Farm Credit System).

       The securities in which the Fund will be investing may be denominated in any currency or multinational currency, including the U.S. dollar. In addition to the U.S. dollar, such currencies will include, among others: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Swiss franc; Dutch guilder; Austrian schilling; Spanish peseta; Swedish krona; and European Currency Unit ("ECU").

       The Fund may invest, without limitation in this grouping, in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

       As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes, among other countries, France, West Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Manager does not believe that such adjustments will adversely affect holders of ECU- denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

2. (i) Fixed-rate and adjustable rate mortgage-backed securities ("Mortgage-Backed Securities") which are issued or guaranteed by the United States Government, its agencies or instrumentalities or by private issuers which are rated Aaa by Moody's or AAA by S&P or, if not rated, are determined to be of comparable quality by the Investment Manager; (ii) securities backed by other assets such as automobile or credit card receivables and home equity loans ("Asset-Backed Securities") which are rated

Aaa by Moody's or AAA by S&P or, if not rated are determined to be of comparable quality by the Investment Manager; (iii) U.S Treasury securities (bills, notes, bonds and zero coupon securities) (without restrictions as to remaining maturity at time of purchase) and (iv) U.S. Government agency securities (discount notes, medium-term notes, debentures and zero coupon securities) (without restrictions as to remaining maturity at time of purchase). The term Mortgage-Backed Securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations and stripped mortgage-backed securities, all as described below.

       There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

       The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

       The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

       Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

       Adjustable Rate Mortgage Securities. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

       ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

       Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

       Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. In addition, in reliance upon a recent interpretation by the staff of the Securities and Exchange Commission, the Fund may invest without limitation in CMOs and other Mortgage-Backed Securities which are not by definition excluded from the provisions of the Investment Company Act of 1940, as amended, and which have obtained exemptive orders from such provisions from the Securities and Exchange Commission.

       In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

       The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

       The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

       Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multiclass mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

       Stripped Mortgage-Backed Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal repayments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

The Fund may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund understands that the staff of the Securities and Exchange Commission considers Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such a position. The Fund may not invest more than 10% of its total assets in illiquid securities.

       Asset-Backed Securities. The securitization techniques used to develop Mortgage-Backed Securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

       New instruments and variations of existing Mortgage-Backed Securities and Asset-Backed Securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

       Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

       A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities generally are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

       3. High yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. The high yield, high risk fixed-income securities in this grouping may include both convertible and nonconvertible debt securities and preferred stock. Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. Furthermore, the Fund does not have any minimum quality rating standard for its investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by Standard & Poor's. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P, their lowest bond rating, are no longer making interest payments.

       During temporary defensive periods when market conditions warrant reduction of some or all of the Fund's securities holdings or when temporarily holding cash pending investment, this portion of the Fund may invest in U.S. Treasury securities or other money market instruments. Under such circumstances the money market instruments in which this portion of the Fund may invest, in addition to U.S. Treasury securities (bills, notes, bonds and zero coupons securities), are American bank obligations, such as certificates of deposit; Eurodollar certificates of deposit; obligations of American savings institutions; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

       A description of corporate bond ratings is contained in the Appendix. Non-rated securities will also be considered for investment by the Fund when the terms of the securities themselves makes them appropriate investments for the Fund.

       The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objectives will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.


RISK CONSIDERATIONS

       The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

       All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding fixed-income securities are subject to a credit risk to a greater extent than lower yielding fixed-income securities. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

       Foreign Securities. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations may affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the value of the Fund's distributions. For example, if a substantial portion of the Fund's assets are denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.


       Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

       Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are generally not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

       Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

       Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

       Mortgage-Backed and Asset-Backed Securities.
Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

       Mortgage-Backed and Asset-Backed Securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed and Asset-Backed Securities.

       Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed Securities, although less likely to experience the same prepayment rates as Mortgage-Backed Securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-Backed and Asset-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

       There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Fund will invest only in CMOs which are rated AAA by S&P or Aaa by Moody's or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

       Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

       High Yield Securities. Because of the special nature of the Fund's investment in high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

       The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

       The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

       New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, present legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

       During the fiscal year ended October 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:



                       PERCENTAGE OF
RATINGS              TOTAL INVESTMENTS
-------             ------------------
AAA/Aaa ...........         54%
AA/Aa .............        1.6%
A/A ...............        1.0%
BBB/Baa ...........        0.0%
BB/Ba .............        1.3%
B/B ...............       19.2%
CCC/Caa ...........        1.1%
CC/Ca .............        0.0%
C/C ...............        0.0%
D .................        0.0%
Unrated ...........       21.8%


       Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

       In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


OTHER INVESTMENT POLICIES

       Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

       Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

       The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

       The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the Investment Company Act of 1940, as amended (the "Act"), the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Fund's total assets.

       When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, the value may be more or less than the purchase price. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

       When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

       Restricted Securities. The Fund may invest up to 5% of its total assets in securities for which there is no readily available market including certain of those which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

       The Securities and Exchange Commission has adopted Rule 144A under the Securities Act of 1933, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

       Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents such as money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. In the event the borrower defaults on its obligation to return the loaned securities, as a result of bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case the Fund's ability to recover its investment may be restricted or delayed.

       Common Stocks. The Fund may invest in common stocks in an amount up to 20% of its total assets in the circumstances described below when consistent with the Fund's investment objectives.

       The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Fund's investment objectives.

       For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exhange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

       Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund's investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stocks for the Fund's portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund's investment objectives.


OPTIONS AND FUTURES TRANSACTIONS

       The Fund is permitted to enter into call and put options on its portfolio securities, including U.S. Government securities and mortgage-backed securities and on various foreign currencies which are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

       The Fund may purchase and sell financial futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, bills, and zero coupon securities, mortgage-backed securities and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

       The Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.

       Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

       While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. See the Statement of Additional Information for further discussion of such risks.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

       In order to hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

       The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

       At other times, when, for example, the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or are trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

       In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract prior to purchasing the security which was the subject of the anticipatory hedge.

       Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures transactions").

       In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The successful use of the foregoing investment practices draws upon the Investment Manager's special skills and experience with respect to such instruments and usually depends upon the Investment Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

       The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

       Except as specified, the investment policies and practices discussed above are not fundamental policies of the Fund and may be changed without shareholder approval.


PORTFOLIO MANAGEMENT

       The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objectives. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including the rating of the security, research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within MSDW Advisors' Taxable Income Group, which manages 23 funds and fund portfolios, with approximately $13.8 billion in assets at June 30, 1998. Peter M. Avelar, Rajesh K. Gupta, Anne Pickrell and Peter J. Seeley are the primary portfolio managers of the Fund, Mr. Avelar and Mr. Gupta since its inception and Ms. Pickrell and Mr. Seeley since February, 1998. Peter M. Avelar, Senior Vice President of MSDW Advisors, has been managing portfolios comprised of high yield fixed-income securities at MSDW Advisors for over five years. Rajesh K. Gupta, Senior Vice President of MSDW Advisors, has been managing portfolios comprised of government securities at MSDW Advisors for over five years. Ms. Pickrell has been a portfolio manager at MSDW Advisors for over five years. Prior to joining MSDW Advisors in July 1994, Mr. Seeley was a portfolio manager at Nikko Capital Management.

       Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Brokerage commissions are not normally charged but such transactions generally involve costs in the form of spreads between bid and asked prices. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of MSDW Advisors. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager.

       The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer.

       The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers such as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from the aforementioned portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

       The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations (with the exception of Restriction 4): (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

       The Fund may not:

       1. Invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

       2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to Mortgage-Backed and Asset-Backed Securities or to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

       3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in Mortgage-Backed Securities under normal market conditions. For the purpose of this restriction, gas, electric, water and telephone utilities will be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

       4. Borrow money in excess of 33 1/3% of the Fund's total assets (including the proceeds of the borrowings).

       5. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.

       Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

       The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

       The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

       The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Diversified Income Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

       Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


ALTERNATIVE PURCHASE ARRANGEMENTS

       The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

       Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

       Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

       Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

       Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.


       After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

       Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

       Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

       Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

       The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

       Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.85% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

       For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

       Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

       Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:


                                                       CONVERSION
 CLASS          SALES CHARGE          12b-1 FEE          FEATURE
-------   ------------------------   -----------   ------------------
   A      Maximum 4.25%              0.25%                 No
          initial sales charge
          reduced for
          purchases of
          $25,000 and over;
          shares sold without
          an initial sales
          charge generally
          subject to a 1.0%
          CDSC during first
          year.
---------------------------------------------------------------------
   B      Maximum 5.0%               0.85%         B shares convert
          CDSC during the first                    to A shares
          year decreasing                          automatically
          to 0 after six years                     after
                                                   approximately
                                                   ten years
---------------------------------------------------------------------
   C      1.0% CDSC during           0.85%                 No
          first year
---------------------------------------------------------------------
   D               None              None                  No
---------------------------------------------------------------------


       See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

       Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

       The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                            SALES CHARGE
                                ------------------------------------
                                  PERCENTAGE OF        APPROXIMATE
       AMOUNT OF SINGLE          PUBLIC OFFERING      PERCENTAGE OF
         TRANSACTION                  PRICE          AMOUNT INVESTED
       ----------------         -----------------   ----------------
Less than $25,000 ...........         4.25%               4.44%
$25,000 but less
   than $50,000 .............         4.00%               4.17%
$50,000 but less
   than $100,000 ............         3.50%               3.63%
$100,000 but less
   than $250,000 ............         2.75%               2.83%
$250,000 but less
   than $1 million ..........         1.75%               1.78%
$1 million and over .........            0                   0


       Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

       The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

       Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

       Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

       The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

       Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

       Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

       (1) trusts for which MSDW Trust (which is an affiliate of the Investment Manager) provides discretionary trustee services;

       (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

       (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Service serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

       (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

       (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

       (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

       No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

       For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES

       Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

       Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:




           YEAR SINCE
            PURCHASE                CDSC AS A PERCENTAGE
          PAYMENT MADE               OF AMOUNT REDEEMED
         --------------            ---------------------
First ..........................           5.0%
Second .........................           4.0%
Third ..........................           3.0%
Fourth .........................           2.0%
Fifth ..........................           2.0%
Sixth ..........................           1.0%
Seventh and thereafter .........           None


       In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:




           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE
          PAYMENT MADE              OF AMOUNT REDEEMED
-------------------------------   ---------------------
First .........................           2.0%
Second ........................           2.0%
Third .........................           1.0%
Fourth and thereafter .........           None

       CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

       In addition, the CDSC, if otherwise applicable, will be waived in the case of:

       (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

       (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

       (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written
Recordkeeping Services Agreement ("Eligible Plan"), provided that either:   (A)
the plan continues to be an Eligible Plan after the redemption; or   (B) the
redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

       With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

       Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan

Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

       If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

       Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

       Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES

       Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

       The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

       For the fiscal year ended October 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $7,104,223, which amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,658 and $3,998, respectively, which amounts on an annualized basis are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.

       In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $14,622,156 at October 31, 1997, which was equal to 1.60% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

       In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $48,120 in the case of Class C at December 31, 1997, which amount was equal to 0.82% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

       The net asset value per share is determined by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share is determined by the Investment Manager as of 4:00 P.M. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 P.M., at such earlier time) on each day that the New York Stock Exchange is open. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

       In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

       Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

       Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

       Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the regular close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the regular close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

       Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

       Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


       EasyInvest(SM). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases-- Involuntary Redemption").

       Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

       Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

       Tax Sheltered Retirement Plans. Retirement plans are available through the Distributor for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

       For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

       Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

       An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

       No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares of the Fund exchanged into an Exchange Fund, on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

       Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

       The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a Shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the Shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares wihin ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

       If DWR or other Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

       The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

       Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Morgan Stanley Dean Witter Funds in the past.

       For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

       Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

       Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

       The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

       Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

       Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

       Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees, or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

       Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to declare and pay monthly income dividends and to distribute net realized short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or a portion of any long-term capital gains in any year for reinvestment.

       All dividends and capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class

C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

       Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior calendar year.

       Gains or losses on the Fund's transactions in certain listed options on and futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

       Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived primarily from interest rather than dividends, only a small portion, if any, of the Fund's dividends and distributions is expected to be eligible for the dividends received deduction to corporation shareholders.

       The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

       After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.

       Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

       The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax advisor.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

       From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

       The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class, and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

       In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

       The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

       Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

       Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.

       Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX--RATINGS OF INVESTMENTS
-------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                 BOND RATINGS

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS


     A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.



  AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

  BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

  B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

  CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

  CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

  C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

  CI The rating CI is reserved for income bonds on which no interest is being paid.

  NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

          Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

          In the case of municipal bonds, the foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                           COMMERCIAL PAPER RATINGS


     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.



  A-1 indicates that the degree of safety regarding timely payment is very strong.

  A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

  A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Morgan Stanley Dean Witter
Diversified Income Trust
Two World Trade Center
New York, New York 10048
                                        MORGAN STANLEY
TRUSTEES                                DEAN WITTER
Michael Bozic                           DIVERSIFIED INCOME
Charles A. Fiumefreddo                  TRUST
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer


Barry Fink
Vice President, Secretary and
General Counsel


Peter M. Avelar
Vice President


Rajesh K. Gupta
Vice President


Anne Pickrell
Vice President


Peter J. Seeley
Vice President


Thomas F. Caloia
Treasurer

CUSTODIANS
The Bank of New York
90 Washington Street
New York, New York 10286


The Chase Manhattan Bank
One Chase Plaza
New York, New York 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
                                             PROSPECTUS
INVESTMENT MANAGER                           FEBRUARY 6, 1998,
Morgan Stanley Dean Witter Advisors Inc.     AS REVISED JULY 30, 1998